Obagi: Strategic Direction Information Meetings
Welcome to the Obagi Transformation
 We’ve been transforming women’s skin
   for more than 20 years.
 Now it’s our turn.

SAFE HARBOR

Today’s presentation contains forward-looking statements that can be identified by the use of forward looking terminology such as the words "believes," "expects," "may," "will," "should," "potential," "anticipates," "plans,"
or "intends" and similar expressions. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, events or developments to be materially different from the future results, events or developments indicated in such forward-looking statements. Actual events and performance may differ materially from expectations. Such factors include, but are not limited to the ability to successfully implement the new online e-Commerce sales and fulfillment strategy, variability of quarterly operating results, intense competition our products face and will face in the future, and the fact that our ability to commercially distribute our products may be significantly harmed if the state or federal regulatory environment governing our products changes. A more detailed discussion of these and other factors that could affect results is contained in our filings with the U.S. Securities and Exchange Commission. These factors should be considered carefully and readers are cautioned not to place undue reliance on such forward-looking statements. No assurance can be given that the future results covered by the forward-looking statements will be achieved. The forward-looking statements in this presentation speak only as of the date they are made and Obagi Medical
Products does not intend to update this information.

BUSINESS OVERVIEW

Obagi Medical Products: Who We Are
• Founded in 1997
• Headquarters: Long Beach, CA
• Employees: 199, including 141 in Sales & Marketing
• Accounts: Estimated ~12,500 physicians in U.S.
• Profitable, positive cash flow business
• Specialty pharmaceutical company that develops, markets and sells proprietary topical aesthetic and therapeutic prescription-
 strength skin care systems
• Designed to prevent and improve the most common and visible skin disorders in adults
Leading Company in the Physician-Dispensed Skin Care Market

• Segment: Medical care providers, spas/skin salons
 and specialty retail stores
• 2010 combined market: $900 million+1
• Sector: OMPI participates almost solely in the
 medical care provider channel - $303 million in
 20111
• Segment CAGR: 7.1% 2006 to 2011
• OMPI CAGR: 8.0% (includes 1.0% negative impact
 relating to Texas)
• OMPI market leader: all years, currently ~2x its
 nearest competitor
Obagi’s Existing Addressable Market

1. Source: Kline & Company, Inc.

Obagi Maintains Leading Brand Recognition

Elite
Products
Medical/Spa
$$$
Estee Lauder
Laura Mercier
Chanel
Clinique
Dior
Kate Sommerville
Lancõme
Department
Store
$$
Drug Store
$
Oil of Olay
L’Oreal
Cetaphil
Dove
Clearasil
Neutrogena
Aveeno
St. Ives
Clean & Clear
Obagi
Kinerase
LaMer
SkinCeuticals
MD Forte
La Roche Posay
Kiehl’s
SkinMedica
NeoStrata
Murad
Preuage
LaPraine
(spa)
(medical)
Dermalogica
Glytone
• At the apex of the
 hierarchy of
 consumer attitudes,
 aspirations and
 perceptions

• OMPI: leader overall in the segment, and also in a number
 of sub-categories
• Nu-Derm: leading brand in the entire segment, with 20% of
 all revenues
• ELASTIderm: leading eye treatment, 20% of sub-segment
• CLENZIderm: leading acne treatment dispensed by
 physicians, more than 30% of sub-segment
Obagi’s Market-Leading Products

Obagi’s Core Business is Robust
• The Obagi brand value and goodwill is reflected in the
 Company’s strength and stability
• Products are accepted as clinically proven and effective
 by medical professionals and by consumers
• Physician-dispense model enabled OMPI to compete
 and win in a market targeted by much larger companies
• OMPI dominates the physician-dispense segment it
 helped create
• At the apex of the hierarchy of consumer attitudes,
 aspirations and perceptions

OBAGI TRANSFORMATION:
EXPANDING THE ADDRESSABLE MARKET

• In the new global consumer community, strong brands
 have extraordinary opportunities
• Social media brings consumer behaviors and preferences
 visible to the masses (Facebook, Twitter, 4Square, etc.)
• Virtual communities are fast becoming the biggest factor in consumer purchasing decisions
• In a global consumer community connected by the web
 and social media, the power of the Obagi brand can drive
 consumer action
• Our research indicates that millions of consumers are
 already searching for us on the web every year
Leveraging Strength of Obagi’s Brand to
Capitalize on Global Online Communities

• OMPI’s true revenue potential is bottled up:
 – In the US alone, at least 60 million women represent potential
 Obagi customers
 – However, at any one time, there are only approximately 500,000 active Obagi end-users
• Yet, 400,000 web searches for Obagi occur each month
• Obviously, there is a disconnect between existing and
 potential demand and conversion into sales
• This disconnect is a manifestation of the difference
 between “old” and “new” business models, and between
 “physical” and “virtual” marketplaces
Evolving Obagi’s Channel Strategy to
Accelerate Growth

Potential New Market Opportunity
• Physical limitations vs. virtual limitlessness
 – Currently, business is 100% wholesale; customer is exclusively a reselling physician
 – Revenues are bounded on the upside due to inventory
 purchasing requirements placed upon physicians
 – Physicians are rarely willing or able to purchase, store and re-
 offer the complete Obagi line, even if customers want them
 – Thus the physical and financial limitations of its individual outlets limits upside for Obagi
• The fact that prescriptions are required both complicates
 the solution and creates a unique and exciting opportunity

Building an e-Commerce and Fulfillment
Operation

• Moving forward with innovation, creativity and vision
• Obagi-owned online pharmacy and fulfillment operation
 will set ourselves apart in our industry by combining
 – A dominant brand with prescription components, built on
 – An ability to engage (in theory) directly with virtually all women
 (through e-Commerce and new channels), which is
 – Supported by direct fulfillment of individual customer orders, including Rx, which in turn establishes
 – An ongoing personal dialogue with them, which we will
 accomplish through
 – Use of a customer profile created and maintained in a database we will own

• Obagi’s new online pharmacy and fulfillment capability is
 not just a marginal add-on to the existing business
• Building a worldwide, Obagi-branded online community to
 bring together in one place existing end-users, physicians
 and millions of prospective new customers
• A place to share information and experiences, create
 affinities, refill prescriptions and buy products online
• In time, this new environment will become the dominant, if not the only, channel for the delivery of Obagi goods and
 services to end-users

Creating a Dominant New Channel

amazon.com
SkinStore.com
where science and beauty click
DERMSTORE
SEPHORA.COM
spalook
Luxury Skincare Essentials
BLOOM.COM
SOCIAL BEAUTY STORE

NORDSTROM
ANTHROPOLOGIE
TARGET
macy's

MICHAEL KORS
ANN TAYLOR
MARC JACOBS
TORY BURCH
lululemon athletica
THE NORTH FACE
NIKE
COACH
kate spade
NEW YORK

Audi
Jeep
ACURA

SONY

OBAGI
MEDICAL

Shopping
Online
Offline
Brands
Clothing/Accessories
Cars
Technology
Obagi is…
• Strong and powerful
• Fixes problems
• Somewhat exotic
• Flawless skin
Angelina
Jolie
Celebrities
High Opportunity
Consumers
Targeting New End Users and High Opportunity
Consumers Through e-Commerce

Accelerating Future Growth
• The goal is to generate 15%-20% sustained annual
 growth rates in revenues and profits
• Add up to $100 million in new revenue within 3-5 years
• Establish direct relationships with end-users on a major
 scale
• Maintain or improve contribution margins
• Avoid cannibalizing the existing business

Capture portion of substantial existing web interest

- Web searches for "Obagi" run at a rate of ~5 million per year
- We are converting little or none of this now, at least in any way beneficial to the company or the majority of our docs
- Random "snail mail" solicitation programs get a 3% response rate, and interaction is not customer initiated
- Because searches are seeking us, we should convert at least 5%
- Say, 250,000 sales at $60 average price = $15 million additional revenues

Increase volume with existing end-users

- US physician-dispensed sales are currently running at approximately $100 million; if the average customer purchases $200 in products every year, that would imply 500,000 customers (we cannot know with certainty)
- Market research shows that 9 out of 10 of Obagi end users would buy more products if they had a web-based option for follow-on purchases between physician visits (up from 67% in 2009)
- Assuming that 50% of our customers responded to the convenience of an online option by making an additional $100 purchase during the year, that would add $25 million in revenues that year

Extend the length of the active buying cycle

- Currently end-users are required to revisit their physicians' office to get refills and or replacements
- Due to this, some percentage of Obagi customers "take a holiday" from the Obagi system each year
- With the ability to refill prescriptions online, we can assume a proactive stance with respect to refills
- If we have one more refill for 15% of our customer base, that would add an additional $14 million in revenues

OBAGI® MEDICAL

Multiplies Revenue Prospects Immediately

Multiplies Revenue Prospects Immediately

Increase volume with existing physician practices

- Few of our partners carry and sell all Obagi products
- With OMP's online pharmacy and fulfillment available they can sell the 100% of the line
- Further, through our site they will have a web presence
- We will have controlled or eliminated their online competition, reducing or eliminating discounting as well
- If we assume 15% of our existing physicians sold 10% more product, that would mean an additional $12.5 million in revenues

Recruit new practices operating within our traditional specialties

- There are roughly 25,000 dermatology and plastic surgery practices in the United States
- We currently partner with approximately 6,600 practices
- We know that some number of non-partnering practices do not carry Obagi products today, but would do so if they were not required to buy and inventory products
- It may be possible to add an additional 1,500 practices to our partnership rolls over the next few years
- If so, at current average revenues per practice, that would mean an additional $23 million annually

Control pricing (i.e., reduce or eliminate discounting)

- Web reseller discounts are as much as 60% off suggested retail pricing
- Our physicians lose sales and/or experience eroding margins due to competition from web-based discounters
- Limitation of online sales to small number of authorized outlets with pricing agreements will address this
- Improvement in pricing for physicians over time as inventories are rationalized
- Also applies to OMP direct web sales and fulfillment

OBAGI® MEDICAL

Capture of existing web interest (not in system now)	$	15.0
Increased sales to existing end-users		25.0
Increased sales through existing physician partners		14.0
Lengthening of End-User Relationship		12.5
Recruitment of new practices within traditional specialties		23.0
	$	89.5

OBAGI MEDICAL

Expected Revenue Impact of Immediate Benefits
“Back of the Envelope” Revenues Discussed Above

Lost Revenues due to Reseller Disruptions	$1.0M - $3.0M	
Income Statement Impact:		
Operations (Warehouse, Cust Svc, etc)	$1.6	Ongoing
Strengthen supply chain (Qualify new suppliers)	$1.1	One time
Additional Mgt Inf. Systems, incl. Track and Trace	$1.6	One time
Sales and Mktg: Intro Campaign and Training	$1.9	Some Ongoing and one time
Japan and Asia Initiative	$1.0	One time
Other	$0.9	Ongoing
Total Operating Expenses	$8.1	
Earnings per Share impact	$0.29 - $0.31	

OBAGI MEDICAL

2012 Investments - Management Estimates1

1. Other than Operations, some Sales & Marketing and Other, all listed expense items are one-time investments.

• Draw large numbers of new users into online community
• Spread to non-traditional medical channels
• International possibilities become interesting - particularly
 Japan and Asia
Longer Term Opportunities

OBAGI FINANCIALS

Financial Overview
($’s in millions except for share price & EPS)
As of December 31, 2011
NASDAQ Ticker Symbol	OMPI
Stock price (3/9/2012)	$13.00
FD Shares outstanding	18.7M
Market cap (3/9/2012)	$243M
Financial Metrics (non-GAAP*)	2011
Gross Margin	79%
Operating Margin	21%
EBITDA Margin	24%
ROA	19%
ROE	25%

*  See our Report on Form 8-K filed with the Commission on March 8, 2012 for non-GAAP financial measures. Non-GAAP financial information excludes impact of the Texas Sales Provision.

Comments to 2011 and 2012 Outlook
• 2011 Financial Results:
 • Excludes any impact related to the Zein Obagi law suit and settlement
 • Includes any negative impact due to Texas Hydroquinone; revenue and expenses
 • GAAP revenue was $114.1M and non-GAAP EPS was $0.81
• 2012 Guidance:
 • Core business:
 • Revenue of between $122.0 M- $125.0M
 • Earnings per share in the range of $0.89 - $0.91
 • Impact of investments:
 • Revenue impact of between <$1.0M> - <$3.0M>
 • Earnings per share in the range of <$0.29> - <$0.31>
 • Combined guidance:
 • Total year revenue of between $119.0M - $124.0M
 • Total year earnings per share in the range of $0.58 - $0.62
 • Year-end 2012 cash balance at $43.0M - $45.0M; positive cash flow of $8.0M - $10.0M
 • Q1 revenue of between $27.0M - $29.0M
 • Q1 earnings per share in the range of $0.10 - $0.11
 • Excludes potential costs associated with responding to any state regulatory inquiry

Note: See Form 8-K filed with the Commission on March 8, 2012. 2011 Non-GAAP financial information excludes the impact of the Texas Sales Provision.

$64.9
$78.0
$102.7
$104.6
$104.1
$112.8
$114.1
$119.0-
$124.0
2005
2006
2007
2008
2009
2010
2011
2012 Guidance***

$0.50
$0.34
$0.69
$0.56
$0.51
$0.55
$0.44
$0.66
$0.54
$0.81
$0.58-
$0.62
2005
2006
2007
2008
2009
2009 Non-GAAP*
2010
2010 Non-GAAP**
2011
2011 Non-GAAP***
2012 Guidance***

OBAGI®
MEDICAL

* See our Report on Form 8-K filed with the Commission on March 11, 2010 for Non-GAAP financial measures.
**  See our Report on Form 8-K filed with the Commission on March 10, 2011 for Non-GAAP financial measures.
***  See our Report on Form 8-K filed with the Commission on March 8, 2012 for Non-GAAP financial measures. 2011 Non-
 GAAP financial measures exclude the impact of the Texas Sales Provision. As a reminder, the Company completed a stock buyback of 3.5 million shares in November 2010.
Annual Revenue & EPS Trends
($ in millions, except per share)
 •Revenues
 •EPS

Balance Sheet Summary
($ in millions)
Dec. 2011
Cash and Cash Equivalents	$35.0M
2011 Free Cash Flow (1)	$23.9M
Total Assets	$77.8M
Total Bank Debt (2)	$0
Shareholders’ Equity	$60.9M
Authorized Buyback (remaining)	$30.0M
(1) 2011 free cash flow before $5.0 million legal settlement paid to Dr. Obagi in May 2011.
(2) Obagi has access to up to $35.0 million in additional credit through its agreement with Comerica Bank, including a Revolving Credit Facility of up to $20.0 million and potential term loans of up to $15.0 million.

CLOSING THOUGHTS

Key Takeaways and Investment Highlights
• Experienced Management Team
• Outstanding Brand Recognition and Track Record for
 Product Innovation
• Expansion of Distribution Channels to Accelerate Growth
• Targeted End Users Through e-Commerce Channel

Q&A